Exhibit 99.1

                              FOR IMMEDIATE RELEASE

Company Contact:
Scott Vining
Chief Financial Officer
904.285.0000



                          PARAGON FINANCIAL CORPORATION
                           REPORTS 1st QUARTER RESULTS


Ponte Vedra Beach, Florida (May 28, 2003) - Paragon Financial Corporation (OTC Bulletin Board: PGNF) announced today its quarterly revenues, expenses and earnings for the three-month periods ended March 31, 2003 and March 31, 2002.

For the three months ended March 31, 2003, reported revenues were $1.8 million consisting of $699,000 in gains on sales of loans, $876,000 in loan origination fees and $271,000 in interest and investment related income. The revenues represent the revenues generated by the Company's recent acquisitions of PGNF Home Lending Corp. (f/n/a Mortgage Express, Inc. and referred to as "PGNF" in this press release) and Paragon Homefunding, Inc. (referred to as Paragon Florida in this press release) on January 31, 2003 and February 2, 2003, respectively. The effective date for both acquisitions was February 1, 2003, and the results of PGNF and Paragon Florida are included in the reported results only from the effective date. Prior to these acquisitions, the Company was a development stage enterprise and had no revenues.

On a pro forma basis, as if the Company had acquired PGNF and Paragon Florida effective January 1, 2002, revenues for the three months ended March 31, 2003 increased $787,000 to $4.1 million compared to $3.3 million for the three months ended March 31, 2002. This increase was primarily due a fair market value adjustment on loans held for sale of $827,000 which reduced revenues for the three months ended March 31, 2002. Without this fair market value adjustment, revenues for the three months ended March 31, 2003 decreased $40,000 over the comparable period in the previous year.

For the three months ended March 31, 2003, reported expenses increased $2.4 million to $2.8 million compared to $389,000 for the three months ended March 31, 2002. Of this increase, $2.3 million was due to the acquisitions of PGNF and Paragon, and $100,000 was due to the increased costs associated with the establishment of a corporate office and the increased costs associated with being a publicly traded company. On a pro forma basis, as if the Company had acquired PGNF and Paragon Florida effective January 1, 2002, expenses for the three months ended March 31, 2003 increased $25,000 to $3.9 million compared to the three months ended March 31, 2002.

For the three months ended March 31, 2003, the reported net loss increased $534,000 to $923,000 compared to $389,000 for the three months ended March 31, 2002. On a pro forma basis, as if the Company had acquired PGNF and Paragon Florida effective January 1, 2002, net income was $138,000 for the three months ended March 31, 2003 compared to a net loss of $331,000 for the three months ended March 31, 2002.

"In what is historically a slow first quarter of the year for the industry, we are pleased with the revenue growth and earnings performance of our newly acquired companies," said Steven A.

Burleson, Chief Executive Officer. "With the completion of the first quarter, we are no longer a development stage company. The stage is set for what is shaping up to be an exciting year for us," added Burleson.

In order to provide the investment community with management's comparative view of the Company's performance in the three month periods ended March 31, 2003 and March 31, 2002, attached is a condensed consolidated pro forma operating results as if PGNF and Paragon Florida had been acquired effective January 1, 2002, the actual reported results of operations, and a reconciliation to pro forma revenues, expenses, provision for taxes and net income from reported revenues, expenses, provision for taxes and net income for the three month periods ended March 31, 2003 and 2002.

About Paragon Financial Corporation

Paragon Financial Corporation is a financial services company currently focused on the origination of residential mortgages loans. The Company plans to augment its growth by acquiring other companies in the same or related industries.

Forward Looking Statements

Certain information contained in this announcement are "forward-looking statements." Paragon cautions readers that certain important factors may affect actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this announcement or which are otherwise made by or on behalf of Paragon. For this purpose, any statements contained in this announcement that are not statements of historical fact may be deemed to be forward-looking statements. Factors which may affect results include, but are not limited to, the ability to raise capital necessary to sustain operations and implement the business plan, the ability to obtain additional regulatory permits and approvals to operate in the financial services area, the ability to identify and complete acquisitions and successfully integrate acquired businesses, if any, the ability to implement the company's business plan, changes in the real estate market, interest rates or the general economy of the markets in which the company operates, the ability to employ and retain qualified management and employees, changes in government regulations that are applicable to regulated brokerage, lending and property management businesses, the general volatility of the capital markets and the establishment of a market for the company's shares, changes in the demand for the company's services, our ability to meet our projections, the degree and nature of competitors, the ability to generate sufficient cash to pay creditors, and disruption in the economic and financial conditions primarily from the impact of past terrorist attacks in the United States, threats of future attacks, police and military activities overseas and other disruptive worldwide political events. The Company undertakes no obligation to make any revisions to the forward-looking statements contained in this release or to update them to reflect events or circumstances occurring after the date of this release.


                                -Tables follow -

                 Paragon Financial Corporation and Subsidiaries
            Pro Forma Condensed Consolidated Statements of Operations
                                   (Unaudited)
                    (in thousands, except per share amounts)


                                                                                             Three Months Ended
                                                                               ----------------------------------------------
                                                                                  March 31, 2003            March 31, 2002
                                                                               --------------------      --------------------
Revenue
   Gain on sale of loans                                                             $     2,352        $            2,024
   Loan origination fees                                                                   1,290                       665
   Interest earned                                                                           473                       639
                                                                               --------------------      --------------------
Total revenues                                                                             4,115                     3,328

Expense
   Salaries and related expenses                                                           2,186                     2,469
   Loan production costs                                                                     328                       238
   General, administrative and other expenses                                                961                       735
   Interest expense                                                                          415                       423
                                                                               --------------------      --------------------
Total expenses                                                                             3,890                     3,865
                                                                               --------------------      --------------------

Income before tax                                                                            225                      (537)

Provision (benefit) for taxes                                                                 87                      (206)
                                                                               --------------------      --------------------

Net income (loss)                                                                        $   138               $      (331)
                                                                               ====================      ====================

Basic and diluted loss per share                                                         $  0.00                $   (0.00)
                                                                               ====================      ====================

Weighted average shares outstanding -
     basic and diluted                                                                   116,147                    88,864
                                                                               ====================      ====================



                 Paragon Financial Corporation and Subsidiaries
            Reported Condensed Consolidated Statements of Operations
                                   (Unaudited)
                    (in thousands, except per share amounts)


                                                                                             Three Months Ended
                                                                               -----------------------------------------------
                                                                                  March 31, 2003            March 31, 2002
Revenue
   Gain on sale of loans                                                              $      699             $            -
   Loan origination fees                                                                     876                          -
   Investment income                                                                           -                          -
   Interest earned                                                                           271                          -
                                                                               --------------------      ---------------------
Total revenues                                                                             1,846                          -

Expense
   Salaries and related expenses                                                           1,585                        329
   Loan production costs                                                                     247                          -
   General and administrative expenses                                                       670                         60
    Interest expense                                                                         259                          -
   Realized loss on derivative                                                                25                          -
   Unrealized gain on derivative                                                            (17)                          -
                                                                               --------------------      ---------------------
Total expenses                                                                             2,769                        389
                                                                               --------------------      ---------------------

Net loss                                                                              $    (923)                $     (389)
                                                                               ====================      =====================

Basic and diluted loss per share                                                      $   (0.01)                 $   (0.01)
                                                                               ====================      =====================

Weighted average shares outstanding -
     basic and diluted                                                                    97,673                     35,310
                                                                               ====================      =====================



                 Paragon Financial Corporation and Subsidiaries
               Reconciliation of reported to pro forma net income
                                   (Unaudited)
               (in thousands, except share and per share amounts)




                                                             March 31, 2003             March 31, 2002
                                                 -------------------------- --------------------------

     Reported revenues                                       $        1,846            $             -
     Plus:
        Revenue of acquired companies in
            January 2003 and for the three
            months ended March 31, 2002                               1,477                      4,155
         Fair market value adjustment on loans
             held for sale as part of the
             acquisition of PGNF                                        792                      (827)
                                                 -------------------------- --------------------------
     Pro forma revenues                                               4,115                      3,328
                                                 -------------------------- --------------------------

     Reported expenses                                                2,769                        389
     Plus:
        Expenses of acquired companies in
            January 2003 and for the three
            months ended March 31, 2002                               1,113                      3,454
         Interest expense on acquisition notes                            8                         22
                                                 -------------------------- --------------------------
     Pro forma expenses                                               3,890                      3,865
                                                 -------------------------- --------------------------

     Reported provision for taxes                                         -                          -
     Tax provision (benefit) of above items                              87                      (206)
                                                 -------------------------- --------------------------
     Pro forma provision for taxes                                       87                      (206)
                                                 -------------------------- --------------------------

     Pro forma net income (loss)                                $       138              $       (331)
                                                 ========================== ==========================

     Reported weighted average diluted
        shares                                                       97,673                     35,310
     Weighted average shares issued for
         acquisitions                                                18,474                     53,554
                                                 -------------------------- --------------------------
     Pro forma weighted average diluted
        shares                                                      116,147                     88,864
                                                 ========================== ==========================

     Pro forma diluted earnings per share                     $        0.00               $     (0.00)
                                                 ========================== ==========================

     Reported diluted earnings per share                      $      (0.01)               $     (0.01)
                                                 ========================== ==========================

